Exhibit 10.11

RHAPSODY ACQUISITION CORP.

                     , 2006

Crescendo Advisors II LLC

10 East 53rd Street, 35th Floor

New York, New York 10022

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Rhapsody Acquisition Corp. (“RAC”) and continuing until the earlier of the consummation by RAC of a “Business Combination” (as described in RAC’s IPO prospectus) or RAC’s liquidation (the “Termination Date”), Crescendo Advisors II LLC shall make available to RAC certain office and secretarial services as may be required by RAC from time to time, situated at 10 East 53rd Street, 35th Floor, New York, New York 10022. In exchange therefore, RAC shall pay Crescendo Advisors II LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

RHAPSODY ACQUISITION CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

CRESCENDO ADVISORS II LLC

By:
Name:
Title: